UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2006

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2006, St. Andrew Funding Trust, a special purpose, bankruptcy-remote Delaware statutory trust and indirect wholly-owned subsidiary of the registrant ("SAFT"), closed a $1.030 billion revolving credit facility (the "St. Andrew Program") that will be funded primarily through the sale by SAFT of short-term Secured Liquidity Notes placed in the U.S. commercial paper market (the "Secured Liquidity Notes"), and through the sale of a smaller amount of Variable Rate Subordinated Notes, Series 2007-A (the "Subordinated Notes"). SAFT entered into the following agreements in connection with the St. Andrew Program (collectively, the "St. Andrew Program Documents"):
(i) Mortgage Loan Purchase and Servicing Agreement, dated as of December 19, 2006, by and among the registrant, SAFT, New Century Mortgage Corporation, an indirect wholly-owned subsidiary of the registrant ("NCMC") and Home123 Corporation ("Home123"), an indirect wholly-owned subsidiary of the registrant (the "Mortgage Loan Purchase and Servicing Agreement");
(ii) Security Agreement (the "Security Agreement"), dated as of December 19, 2006, by and between SAFT and Deutsche Bank Trust Company Americas ("DBTCA"), and Schedule I to the Security Agreement;
(iii) Depositary Agreement, dated as of December 19, 2006, by and between SAFT and DBTCA (the "Depositary Agreement");
(iv) Custodial Agreement (the "Custodial Agreement"), dated as of December 19, 2006, by and among SAFT, NCMC, Home123, DBTCA and Deutsche Bank National Trust Company ("DBNTC");
(v) Trust Agreement (the "Trust Agreement"), dated as of December 19, 2006, by and among NCMC, Home123 and Christiana Bank & Trust Company;
(vi) ISDA Master Agreement, together with a Confirmation (the "Confirmation") and a Schedule (the "Schedule"), each dated as of December 19, 2006, between SAFT and ABN AMRO Bank, N.V. ("ABN");
(vii) Base Indenture (the "Base Indenture"), dated as of December 19, 2006, by and between SAFT and DBTCA;
(viii) Reference Agent Agreement (the "Reference Agent Agreement"), dated as of December 19, 2006, by and between SAFT and NCMC;
(ix) Disbursement Account Agreement (the "Disbursement Account Agreement"), dated as of December 19, 2006, by and between SAFT and DBNTC; and
(x) Rated Bidder Letter (the "Rated Bidder Letter"), dated as of December 19, 2006, issued by Deutsche Bank AG, New York Branch, and agreed to and accepted by NCMC, Home123, SAFT, and DBTCA.
Pursuant to the St. Andrew Program Documents, SAFT will purchase mortgage loans originated or purchased by NCMC and Home123 with the proceeds of issuance of the Secured Liquidity Notes and the Subordinated Notes. The mortgage loans will be owned by SAFT, and pledged to secure the Secured Liquidity Notes and the Subordinated Notes. In compliance with aging limitations set by the St. Andrew Program, the mortgage loans are expected to be sold into term securitizations or delivered to commercial buyers in whole loan sales. The proceeds from the sales of the mortgage loans (whether through securitizations or whole loan sales) will be used to pay off the Secured Liquidity Notes and, if any are outstanding after all Secured Liquidity Notes are paid in full, the Subordinated Notes.
The Mortgage Loan Purchase and Servicing Agreement, the Security Agreement, Schedule I to the Security Agreement, the Depositary Agreement, the Custodial Agreement, the Trust Agreement, the Confirmation, the Schedule, the Base Indenture, the Reference Agent Agreement, the Disbursement Account Agreement, and the Rated Bidder Letter are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12, respectively, to this Current Report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Mortgage Loan Purchase and Servicing Agreement, dated as of December 19, 2006, by and among St. Andrew Funding Trust, New Century Mortgage Corporation, Home123 Corporation and New Century Financial Corporation.

10.2 Security Agreement, dated as of December 19, 2006, by and between St. Andrew Funding Trust and Deutsche Bank Trust Company Americas.

10.3 Schedule I to the Security Agreement, dated as of December 19, 2006, by and between St. Andrew Funding Trust and Deutsche Bank Trust Company Americas.

10.4 Depositary Agreement, dated as of December 19, 2006, by and between St. Andrew Funding Trust and Deutsche Bank Trust Company Americas.

10.5 Custodial Agreement, dated as of December 19, 2006, by and among St. Andrew Funding Trust, New Century Mortgage Corporation, Home123 Corporation, Deutsche Bank Trust Company Americas and Deutsche Bank National Trust Company.

10.6 Trust Agreement, dated as of December 19, 2006, by and among New Century Mortgage Corporation, Home123 Corporation and Christiana Bank & Trust Company.

10.7 Confirmation for Swap Transaction under the ISDA Master Agreement, dated as of December 19, 2006, between St. Andrew Funding Trust and ABN AMRO Bank, N.V.

10.8 Schedule to the ISDA Master Agreement, dated as of December 19, 2006, by and between St. Andrew Funding Trust and ABN AMRO Bank, N.V.

10.9 Base Indenture, dated as of December 19, 2006, by and between St. Andrew Funding Trust and Deutsche Bank Trust Company Americas.

10.10 Reference Agent Agreement, dated as of December 19, 2006, by and between St. Andrew Funding Trust and New Century Mortgage Corporation.

10.11 Disbursement Account Agreement, dated as of December 19, 2006, by and between St. Andrew Funding Trust and Deutsche Bank National Trust Company.

10.12 Rated Bidder Letter, dated as of December 19, 2006, issued by Deutsche Bank AG, New York Branch, and agreed to and accepted by New Century Mortgage Corporation, Home123 Corporation, St. Andrew Funding Trust and Deutsche Bank Trust Company Americas.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

December 26, 2006	By:	Brad A. Morrice

Name: Brad A. Morrice
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Mortgage Loan Purchase and Servicing Agreement, dated as of December 19, 2006, by and among St. Andrew Funding Trust, New Century Mortgage Corporation, Home123 Corporation and New Century Financial Corporation.
10.2	Security Agreement, dated as of December 19, 2006, by and between St. Andrew Funding Trust and Deutsche Bank Trust Company Americas.
10.3	Schedule I to the Security Agreement, dated as of December 19, 2006, by and between St. Andrew Funding Trust and Deutsche Bank Trust Company Americas.
10.4	Depositary Agreement, dated as of December 19, 2006, by and between St. Andrew Funding Trust and Deutsche Bank Trust Company Americas.
10.5	Custodial Agreement, dated as of December 19, 2006, by and among St. Andrew Funding Trust, New Century Mortgage Corporation, Home123 Corporation, Deutsche Bank Trust Company Americas and Deutsche Bank National Trust Company.
10.6	Trust Agreement, dated as of December 19, 2006, by and among New Century Mortgage Corporation, Home123 Corporation and Christiana Bank & Trust Company.
10.7	Confirmation for Swap Transaction under the ISDA Master Agreement, dated as of December 19, 2006, between St. Andrew Funding Trust and ABN AMRO Bank, N.V.
10.8	Schedule to the ISDA Master Agreement, dated as of December 19, 2006, by and between St. Andrew Funding Trust and ABN AMRO Bank, N.V.
10.9	Base Indenture, dated as of December 19, 2006, by and between St. Andrew Funding Trust and Deutsche Bank Trust Company Americas.
10.10	Reference Agent Agreement, dated as of December 19, 2006, by and between St. Andrew Funding Trust and New Century Mortgage Corporation.
10.11	Disbursement Account Agreement, dated as of December 19, 2006, by and between St. Andrew Funding Trust and Deutsche Bank National Trust Company.
10.12	Rated Bidder Letter, dated as of December 19, 2006, issued by Deutsche Bank AG, New York Branch, and agreed to and accepted by New Century Mortgage Corporation, Home123 Corporation, St. Andrew Funding Trust and Deutsche Bank Trust Company Americas.